MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of June 30, 2018

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



0.95%
36.85%
62.20%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	27.3%
Financials	18.3%
Consumer Discretionary	18.0%
Consumer Staples	16.1%
Heathcare	10.1%
Energy	4.8%
Industrials	3.9%
Telecommunications	0.5%
Utilities	0.0%
Materials	0.0%
Net Cash[1]	1.0%

TOP 10 HOLDINGS

MasterCard, Inc.	9.56%
Apple Inc.	6.55%
Baidu, Inc.	4.30%
Diageo PLC.	3.82%
Bank Of America Corp.	3.74%
Citigroup, Inc.	3.55%
LVMH Moet Hennessy Louis Vuitton	3.52%
Alphabet, Inc. Class A	3.49%
Alphabet, Inc. Class C	3.46%
BNP Paribas SA	3.40%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2017 Portfolio Turnover	21.69%
Net Assets (millions)	$22.62
Total Expense Ratio	1.54%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
2.21%
0.43%
12.69%
11.09%
6.30%
8.47%
7.77%
9.93%
6.01%
6.26%
6.76%
7.31%
YTD Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION [2,3]



$24,687
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $24,686.52 on 6/30/18. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING



2Q18 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 2.21% in the second quarter versus 1.73% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, through June 30, 2018, the average annualized rate of return for the Mundoval Fund has been 6.76% versus 7.31% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Consumer Discretionary Sector (Discovery, Inc., Twenty First Century Fox and Nike) and the Energy Sector (Valero Energy). Negative factors impacting performance for the Fund during the quarter included the Financial Sector (BNP Paribas & Banco do Brasil) and the Energy Sector (Inpex Corporation).

During the quarter shares of Michelin Compagnie were sold in order to provide liquidity to purchase additional shares of existing holdings in the Fund. The geographic diversification of the Fund as of June 30, 2018 consisted of 62.20% domestic stocks, 36.85% international stocks and 0.95% cash equivalents. The Fund owned shares of common stock in 35 companies as of June 30, 2018.

Manager Commentary:

The yield on the benchmark 10 year U.S. Treasury note rose for a fourth consecutive quarter, briefly peaking above 3% until concerns about trade tariffs and slower global growth led investors to invest in the safety of US government bonds. The Federal Reserve is on pace to raise interest rates four times in 2018 and investors seem to be maintaining a cautious outlook as they adjust to the increases in the long term cost of capital.

The real standout in the capital markets during the second quarter was the technology based NASDAQ Composite Index, which logged a 6.33% rate of return during the quarter. Shares of technology companies like Alphabet and Apple have been the primary drivers of investment performance in the S&P 500 Index year to date. Without tech stocks, the stock market averages in the U.S. would be mostly flat for the year. The price of crude oil has increased by more than 20% since the beginning of the year and has positively impacted the share prices of many energy sector stocks.

The Mundoval Fund benefitted during the quarter from its holding in shares of Twenty First Century Fox, which is currently being pursued by two potential suitors, Walt Disney Company and Comcast Corp. Recently, both companies have increased their respective offers to purchase the global entertainment company. The Murdoch family, which has a controlling interest in shares of Twenty First Century Fox has expressed their preference to be acquired by Disney by stating in a recent news release that the Disney proposal, $70 billion in cash & stock, is superior to that offered by Comcast.

Thank you for your business and continued support.
Sincerely,
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of June 30, 2018

	2Q 2018 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	2.21%	12.69%	6.30%	7.77%	7.91%	6.01%	6.76%
MSCI World Index	1.73%	11.09%	8.47%	9.93%	8.84%	6.26%	7.31%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.54%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.